UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         August 2, 2018

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	The Annual Meeting of Stockholders of Ralph Lauren Corporation (the “Company”) was held on August 2, 2018.

(b)
The stockholders (i) elected all of the Company’s nominees for director to serve until the Company’s 2019 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2019; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.

Each person duly elected as a director received the number of votes indicated beside his or her name below. Class A directors are elected by the holders of Class A Common Stock and Class B directors are elected by holders of Class B Common Stock. Except for the election of directors, the Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented for the consideration of our stockholders. Each owner of record of Class A Common Stock on the record date is entitled to one vote for each share. Each owner of record of Class B Common Stock on the record date is entitled to ten votes for each share.

1.	Election of Directors:

Class A Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Frank A. Bennack, Jr.	34,723,805	10,562,724	2,362,074
Joel L. Fleishman	31,287,782	13,998,747	2,362,074
Michael A. George	36,502,397	8,784,132	2,362,074
Hubert Joly	37,404,779	7,881,750	2,362,074

Class B Directors	Number of Votes For	Number of Votes Withheld	Non-Votes
Ralph Lauren	258,812,760	-0-	-0-
David Lauren	258,812,760	-0-	-0-
Patrice Louvet	258,812,760	-0-	-0-
Angela Ahrendts	258,812,760	-0-	-0-
John R. Alchin	258,812,760	-0-	-0-
Arnold H. Aronson	258,812,760	-0-	-0-
Dr. Joyce F. Brown	258,812,760	-0-	-0-
Linda Findley Kozlowski	258,812,760	-0-	-0-
Judith A. McHale	258,812,760	-0-	-0-
Robert C. Wright	258,812,760	-0-	-0-

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2019.

Number of Votes For	Number of Votes Against	Abstentions
305,142,166	1,303,347	15,850

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Company’s compensation philosophy, policies and practices.

Number of Votes For	Number of Votes Against	Abstentions	Non-Votes
274,334,337	28,544,856	1,220,096	2,362,074

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RALPH LAUREN CORPORATION

Date: August 2, 2018	By:	/s/ Jane Hamilton Nielsen
		Name:	Jane Hamilton Nielsen
		Title:	Chief Financial Officer